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                                                               EXHIBIT (10)-(60)


                          THE LTV CORPORATION EXECUTIVE
                           DEFERRED COMPENSATION PLAN


                         (AS AMENDED AND RESTATED AS OF
                                DECEMBER 1, 1996)















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                                TABLE OF CONTENTS

                                                                                                                 PAGE
                                                                                                                 ----

ARTICLE I.  PURPOSE.............................................................................................  1

ARTICLE II.  DEFINITIONS AND CONSTRUCTION.......................................................................  1
         SECTION 2.1.  DEFINITIONS..............................................................................  1
         SECTION 2.2.  CONSTRUCTION.............................................................................  3

ARTICLE III.  PARTICIPATION AND DEFERRALS.......................................................................  4
         SECTION 3.1.  ELIGIBILITY AND PARTICIPATION............................................................  4
                       (a)  ELIGIBILITY.........................................................................  4
                       (b)  PARTICIPATION.......................................................................  4
                       (c)  INITIAL YEAR OF PARTICIPATION.......................................................  4
                       (d)  TERMINATION OF PARTICIPATION........................................................  4
         SECTION 3.2.  INELIGIBLE PARTICIPANT...................................................................  4
         SECTION 3.3.  AMOUNT OF DEFERRAL.......................................................................  4
         SECTION 3.4.  MODIFICATION OF DEFERRAL COMMITMENTS.....................................................  5
         SECTION 3.5.  AUTOMATIC DEFERRALS......................................................................  5

ARTICLE IV.  PARTICIPANTS' ACCOUNTS.............................................................................  5
         SECTION 4.1.  ESTABLISHMENT OF ACCOUNTS................................................................  5
         SECTION 4.2.  CREDITING OF DEFERRED AWARD OR DEFERRED
                       COMPENSATION.............................................................................  5
         SECTION 4.3.  DETERMINATION OF ACCOUNTS................................................................  5
                       (a)  DETERMINATION OF ACCOUNTS...........................................................  5
                       (b)  ACCOUNTING..........................................................................  6
         SECTION 4.4.  ADJUSTMENTS TO ACCOUNTS..................................................................  6
         SECTION 4.5.  STATEMENT OF ACCOUNTS....................................................................  6
         SECTION 4.6.  VESTING OF ACCOUNTS......................................................................  6

ARTICLE V.  FINANCING OF BENEFITS...............................................................................  6
         SECTION 5.1.  FINANCING OF BENEFITS....................................................................  6
         SECTION 5.2.  SECURITY FOR BENEFITS....................................................................  7
         SECTION 5.3.  HYPOTHETICAL INVESTMENTS.................................................................  7

ARTICLE VI.  DISTRIBUTION OF BENEFITS...........................................................................  8
         SECTION 6.1.  SETTLEMENT DATE..........................................................................  8
         SECTION 6.2.  AMOUNT TO BE DISTRIBUTED.................................................................  8
         SECTION 6.3.  IN-SERVICE DISTRIBUTION..................................................................  8
         SECTION 6.4.  FORM OF DISTRIBUTION.....................................................................  8
         SECTION 6.5.  SPECIAL DISTRIBUTIONS....................................................................  9
         SECTION 6.6.  BENEFICIARY DESIGNATION.................................................................. 10
         SECTION 6.7.  FACILITY OF PAYMENT...................................................................... 10
         SECTION 6.8.  HARDSHIP DISTRIBUTIONS................................................................... 10

ARTICLE VII.  ADMINISTRATION, AMENDMENT AND TERMINATION......................................................... 11
         SECTION 7.1.  ADMINISTRATION........................................................................... 11
         SECTION 7.2.  PLAN ADMINISTRATOR....................................................................... 11
         SECTION 7.3.  AMENDMENT, TERMINATION AND WITHDRAWAL.................................................... 11
         SECTION 7.4.  SUCCESSORS .............................................................................. 11
         SECTION 7.5.  CLAIMS     .............................................................................. 12
         SECTION 7.6.  EXPENSES   .............................................................................. 12

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
ARTICLE VIII.  APPROVAL BY STOCKHOLDERS......................................................................... 12
         SECTION 8.1.  APPROVAL OF THE PLAN..................................................................... 12

ARTICLE IX.  MISCELLANEOUS...................................................................................... 12
         SECTION 9.1.  NO GUARANTEE OF EMPLOYMENT............................................................... 12
         SECTION 9.2.  APPLICABLE LAW........................................................................... 13
         SECTION 9.3.  INTERESTS NOT TRANSFERABLE............................................................... 13
         SECTION 9.4.  SEVERABILITY............................................................................. 13
         SECTION 9.5.  WITHHOLDING OF TAXES..................................................................... 13
         SECTION 9.6.  TOP-HAT PLAN............................................................................. 13


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                          THE LTV CORPORATION EXECUTIVE
                           DEFERRED COMPENSATION PLAN

                (AS AMENDED AND RESTATED AS OF DECEMBER 1, 1996)


                  The LTV Corporation Executive Deferred Compensation Plan ("Plan"), originally effective as of January 1, 1995, and amended and restated effective January 1, 1996, is hereby amended and restated effective December 1, 1996.


                               ARTICLE I. PURPOSE

                  THE LTV CORPORATION EXECUTIVE DEFERRED COMPENSATION PLAN (the "Plan"), is hereby established by The LTV Corporation to allow designated management and highly compensated employees to defer a portion of their awards under the Corporation's annual incentive program. It is intended that the Plan will aid in attracting and retaining employees of exceptional ability by providing these benefits. The terms and conditions of the Plan are set forth below.


                    ARTICLE II. DEFINITIONS AND CONSTRUCTION

                  Section 2.1. DEFINITIONS. Whenever the following terms are used in this Plan they shall have the meanings specified below unless the context clearly indicates to the contrary:

                  (a) "Account": The bookkeeping account maintained for each Participant showing his interest under the Plan.

                  (b) "Accounting Date": December 31 of each year and the last day of any calendar quarter.

                  (c) "Accounting Period": The period beginning on the day immediately following an Accounting Date and ending on the next following Accounting Date.

                  (d) "Administrator": With respect to any Participant who is not an executive officer for purposes of the Corporation's proxy disclosure, a committee consisting of one or more persons who shall be appointed by and serve at the pleasure of the Board and, with respect to such executive officers, the Committee.

                  (e) "Annual Incentive Program": The short-term performance award program established under Article V of the Corporation's Management Incentive Program.




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                  (f) "Award": An Employee's Award for a Plan Year is equal to the sum of (i) the annual cash award under the Annual Incentive Program and (ii) any similar annual cash incentive bonus under any other equivalent Corporation- sponsored bonus program (as determined by the Administrator), which, in either case, is earned with respect to services performed by the Employee during such Plan Year, whether or not such award is actually paid to the Employee during such Plan Year.

                  (g) "Beneficiary": The person or persons (natural or otherwise) designated pursuant to Section 6.6.

                  (h) "Board": The Board of Directors of the Corporation.

                  (i) "Committee": The Compensation Committee of the Board.

                  (j) "Common Stock": The Corporation's Common Stock, par value $.50 per share.

                  (k) "Compensation": Cash or other property payable with respect to a Plan Year to an Employee under any agreement, plan, program or arrangement of the Corporation.

                  (l) "Corporation": The LTV Corporation or any successor or successors thereto.

                  (m) "Deferral Commitment": An agreement by a Participant to have a specified percentage or dollar amount of his Award deferred under the Plan for a specified period in the future.

                  (n) "Disability": The occurrence, while a Participant is an Employee, of a physical or mental incapacity which entitles the Participant to benefits under (i) any long-term disability plan sponsored by the Corporation, or (2) the Social Security Act of the United States.

                  (o) "Effective Date": January 1, 1995.

                  (p) "Employee": Any employee of the Corporation who is, as determined by the Committee, a member of a "select group of management or highly compensated employees" of the Corporation, within the meaning of Sections 201, 301 and 401 of ERISA, and who is designated by the Committee as an Employee eligible to participate in the Plan.

                  (q) "ERISA": The Employee Retirement Income Security Act of 1974, as amended from time to time; any reference to a provision of ERISA shall also include any successor provision thereto.


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                  (r) "Financial Hardship": An unforeseeable financial emergency of the Participant, determined by the Administrator as provided in
         Section 6.8 on the basis of information supplied by the Participant, arising from an illness, Disability, casualty loss, sudden financial reversal or other such unforeseeable occurrence, but not including foreseeable events such as the purchase of a house or education expenses for children.

                  (s) "Insider Participant": Any Participant who is required to file reports with the Securities and Exchange Commission pursuant to
         Section 16(a) of the Securities Exchange Act of 1934, as amended from time to time, and any rules promulgated thereunder.

                  (t) "Investment Fund": The meaning set forth in Section 5.3.

                  (u) "Participant": An Employee participating in the Plan in accordance with the provisions of Section 3.1, or a former Employee retaining benefits under the Plan that have not been fully paid.

                  (v) "Participation Agreement": The Agreement submitted by a Participant to the Administrator with respect to one or more Deferral Commitments.

                  (w) "Plan": The Plan set forth in this instrument as it may, from time to time, be amended.

                  (x) "Plan Year": The 12-month period beginning January 1 through December 31.

                  (y) "Request": The meaning set forth in Section 5.3.

                  (z) "Retirement": Termination of employment with the Corporation on or after attainment of age 65.

                  (aa) "Settlement Date": The date on which a Participant terminates employment with the Corporation. Leaves of absence granted by the Corporation will not be considered as termination of employment during the term of such leave. Settlement Date shall also include with respect to any Deferral Commitment the date prior or subsequent to termination of employment selected by a Participant in a Participation Agreement for distribution of all or a portion of the amounts deferred during a Plan Year as provided in Section 6.3.

                  (bb) "Trust":  The meaning set forth in Section 5.2.

                  Section 2.2. CONSTRUCTION. The masculine gender, where appearing in the Plan, shall be deemed to include the


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feminine gender, and the singular may include the plural, unless the context clearly indicates to the contrary. The words "hereof," "herein," "hereunder," and other similar compounds of the word "here" shall mean and refer to the entire Plan, and not to any particular provision or Section.


                    ARTICLE III. PARTICIPATION AND DEFERRALS

                  Section 3.1.  ELIGIBILITY AND PARTICIPATION.

                  (a) ELIGIBILITY. Eligibility to participate in the Plan for any Deferral Period is limited to those management and/or highly compensated Employees of the Corporation who are designated, from time to time, by the Committee.

                  (b) PARTICIPATION. An Employee may, prior to the last business day of May in any Plan Year, elect to participate in the Plan for such Plan Year and any Plan Year thereafter by filing a Participation Agreement with the Administrator.

                  (c) INITIAL YEAR OF PARTICIPATION. Notwithstanding Section 3.1(b), a Participant who first becomes an eligible Employee during a Plan Year may, within 30 days after he becomes an eligible Employee, elect to participate in the Plan for such Plan Year and any Plan Year thereafter by filing a Participation Agreement with the Administrator, and his Deferral Commitment shall be effective only with regard to an Award earned following the filing of the Participation Agreement with the Administrator.

                  (d) TERMINATION OF PARTICIPATION. Participation in the Plan shall continue as long as the Participant is eligible to receive benefits under the Plan.

                  Section 3.2. INELIGIBLE PARTICIPANT. Notwithstanding any other provisions of this Plan to the contrary, if the Administrator determines that any Participant may not qualify as a "management or highly compensated employee" within the meaning of ERISA or regulations thereunder, the Administrator may determine, in its sole discretion, that such Participant shall cease to be eligible to participate in this Plan. Upon such determination, the Corporation shall make an immediate lump sum payment to the Participant equal to the amount credited to his Account. Upon such payment no benefit shall thereafter be payable under this Plan either to the Participant or any Beneficiary of the Participant, and all of the Participant's elections as to the time and manner of payment of his Account shall be deemed to be cancelled.

                  Section 3.3. AMOUNT OF DEFERRAL. With respect to each Plan Year, a Participant may elect to defer a specified dollar amount or percentage of his Award. A Participant may change the


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dollar amount or percentage of his Award to be deferred (or reduce such amount or percentage to zero) by filing a written notice thereof with the Administrator. Any such change shall be effective as of the first day of the Plan Year in which such notice is filed with the Administrator if such notice is filed by the last business day in May of such Plan Year, or if not so timely filed, then such change shall be effective as of the first day of the next succeeding Plan Year.

                  Section 3.4. MODIFICATION OF DEFERRAL COMMITMENTS. A Deferral Commitment shall be irrevocable with respect to the Plan Year for which it is made, except that the Administrator may, in its sole discretion, permit a Participant to terminate, prospectively, any Deferral Commitment for a Plan Year. If a Participant terminates a Deferral Commitment during a Plan Year, such Participant will not be permitted to enter into a new Deferral Commitment until the following Plan Year.

                  Section 3.5. AUTOMATIC DEFERRALS. A Participant's Compensation in excess of amounts deductible by the Corporation with respect to a Plan Year under Section 162(m) of the Code shall be deferred under the Plan under rules adopted by the Committee.


                       ARTICLE IV. PARTICIPANTS' ACCOUNTS

                  Section 4.1. ESTABLISHMENT OF ACCOUNTS. The Corporation, through its accounting records, shall establish an Account for each Participant. In addition, the Corporation may establish one or more subaccounts of a Participant's Account, if the Corporation determines that such subaccounts are necessary or appropriate in administering the Plan.

                  Section 4.2. CREDITING OF DEFERRED AWARD OR DEFERRED COMPENSATION. The portion of a Participant's Award that is deferred pursuant to a Deferral Commitment shall be credited to the Participant's Account as of the date the corresponding non-deferred portion of his Award would have been paid to the Participant. The portion of a Participant's Compensation that is deferred pursuant to Section 3.5 shall be credited to the Participant's Account as of the date the Compensation would have been paid to the Participant absent the application of Section 3.5. Any withholding of taxes or other amounts with respect to any deferred Award or deferred Compensation which is required by state, federal or local law shall be withheld from the Participant's non-deferred compensation.

                  Section 4.3.  DETERMINATION OF ACCOUNTS.

                  (a) DETERMINATION OF ACCOUNTS. The amount credited to each Participant's Account as of a particular date shall equal the deemed balance of such Account as of such date.


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         The balance in the Account shall equal the amount credited pursuant to
         Section 4.2, and shall be adjusted in the manner provided in Section
         4.4.

                  (b) ACCOUNTING. The Corporation, through its accounting records, shall maintain a separate and distinct record of the amount in each Account as adjusted to reflect income, gains, losses and distributions.

                  Section 4.4.  ADJUSTMENTS TO ACCOUNTS.

                  (a) Each Participant's Account shall be immediately debited with the amount of any distributions under the Plan to or on behalf of the Participant or, in the event of his death, his Beneficiary.

                  (b) The Participant's Account shall next be credited or debited, as the case may be, with an income (loss) factor equal to an amount determined by multiplying (i) the balance credited to the Participant's Account as of the immediately preceding Accounting Date (as adjusted pursuant to Section 4.2 and Section 4.4(a) for the current Accounting Period) by (ii) the rate of return for the Accounting Period or portion thereof ending on such Accounting Date on deemed investments provided for in Section 5.3.

                  Section 4.5. STATEMENT OF ACCOUNTS. As soon as practicable after the end of each Accounting Period, a statement shall be furnished to each Participant or, in the event of his death, to his Beneficiary showing the status of his Account as of the end of the Accounting Period, any changes in his Account since the end of the immediately preceding Accounting Period, and such other information as the Administrator shall determine.

                  Section 4.6. VESTING OF ACCOUNTS. Subject to Section 5.1, each Participant shall at all times have a nonforfeitable interest in his Account balance.


                        ARTICLE V. FINANCING OF BENEFITS

                  Section 5.1. FINANCING OF BENEFITS. Benefits payable under the Plan to a Participant or, in the event of his death, to his Beneficiary shall be paid by the Corporation from its general assets. The obligation to make payment of benefits under the Plan represents an unfunded, unsecured obligation of the Corporation. Notwithstanding the fact that the Participants' Accounts may be adjusted by an amount that is measured by reference to the performance of any deemed investments as provided in Section 5.3, no person entitled to payment under the Plan shall have any claim, right, security interest or other interest in any fund, trust, account, insurance contract, or


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asset of the Corporation which may be responsible for such payment.

                  Section 5.2. SECURITY FOR BENEFITS. Notwithstanding the provisions of Section 5.1, nothing in this Plan shall preclude the Corporation from setting aside amounts in trust (the "Trust") pursuant to one or more trust agreements between a trustee and the Corporation. However, no Participant or Beneficiary shall have any secured interest or claim in any assets or property of the Corporation or the Trust and all funds contained in the Trust shall remain subject to the claims of the Corporation's general creditors.

                  Section 5.3. HYPOTHETICAL INVESTMENTS. A Participant's Account will be deemed to be invested in one or more of the following investment funds ("Investment Funds"), which, except for (h) below, shall correspond to the funds available from time to time under the Corporation's Capital Accumulation Plan:

                  (a) The Fixed Income Fund;
                  (b) The Balanced Fund;
                  (c) The Equity Fund;
                  (d) The Small Cap Fund;
                  (e) The International Equity Fund;
                  (f) The Blended Equity Fund;
                  (g) The Common Stock Fund;
                  (h) An obligation of the Corporation bearing interest at
                      prime rate adjusted on the first day of January, April, July and October.

Each Participant shall file an investment preference request ("Request") to be effective as of the beginning of the next Accounting Period with respect to amounts previously and/or subsequently credited to his Account. A Request will advise the Administrator as to the Participant's preference with respect to Investment Funds for all or some portion of the amounts credited to a Participant's Account in specified multiples of 1%.

                  A Request, unless modified as described below, shall apply to all amounts credited to a Participant's Account with respect to each subsequent Plan Year. A Request may be changed with respect to the amounts previously credited to a Participant's Account as of such date and amounts subsequently credited to his Account by giving the Administrator prior written notice. Any such modified Request shall be effective as of the day the Request is received by the Administrator.

                  Notwithstanding the foregoing, if an Insider Participant modifies his Request to have the deemed investment of any portion of the amounts previously credited to such Insider Participant's Account changed (x) to the Common Stock Fund from any of the other Investment Funds or (y) from the Common Stock


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Fund to any of the other Investment Funds, then in either such case such Request will not be processed by the Administrator if, in the sole judgment of the Administrator, the processing of such Request would result in the Insider Participant being liable to the Corporation under Section 16(b) of the Securities Exchange Act of 1934, as amended.

                  Earnings on any amounts deemed to have been invested in any Investment Fund shall be deemed to have been reinvested in such fund.

                  The provisions of this Section with respect to Insider Participants shall apply to any Participant immediately upon the time such Participant becomes an Insider Participant and shall continue until such time as such Participant is no longer an Insider Participant.


                      ARTICLE VI. DISTRIBUTION OF BENEFITS

                  Section 6.1. SETTLEMENT DATE. A Participant or, in the event of his death, his Beneficiary shall be entitled to distribution of all or a part of the balance of his Account, as provided in this Article VI, following his Settlement Date or Dates.

                  Section 6.2. AMOUNT TO BE DISTRIBUTED. The amount to which a Participant or, in the event of his death, his Beneficiary is entitled in accordance with the following provisions of this Article shall be based on the Participant's adjusted account balance determined as of the Accounting Date coincident with or next following his Settlement Date or Dates.

                  Section 6.3. IN-SERVICE DISTRIBUTION. A Participant may irrevocably elect to receive an in-service distribution of his deferred Award for any Plan Year on or commencing not earlier than the beginning of the third Plan Year following the Plan Year in which such Award otherwise would have been first payable. A Participant's election of an in-service distribution shall be made in the Participation Agreement filed for the Plan Year as provided in
Section 3.1. The Participant shall elect irrevocably to receive such Award as an in-service distribution under one of the forms provided in Section 6.4. Any benefits paid to the Participant as an in-service distribution shall reduce the Participant's Account.

                  Section 6.4. FORM OF DISTRIBUTION. As soon as practicable after the end of the Accounting Period in which a Participant's Settlement Date occurs, but in no event later than thirty days following the end of such Accounting Period, the Corporation shall distribute or cause to be distributed to the Participant the balance of the Participant's Account as determined under
Section 6.2, under one of the forms provided in


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this Section. Notwithstanding the foregoing, if elected by the Participant, the distribution of all or a portion of the Participant's Account may be made or commence on a date between the Settlement Date and the date the Participant attains age sixty-five. In the event of a Participant's death, the balance of his Account shall be distributed to his Beneficiary in a lump sum.

                  Distribution of a Participant's Account with respect to any Plan Year shall be made in one of the following forms as elected by the
Participant:

                  (a) by payment in cash in a single lump sum;

                  (b) by payment in cash in not greater than ten annual installments; or

                  (c) a combination of (a) and (b) above. The Participant shall designate the percentage payable under each option.

The Participant's election of the form of distribution shall be made by written notice filed with the Administrator at least one (1) year prior to the Participant's voluntary termination of employment with, or retirement from, the Corporation. Any such election may be changed by the Participant at any time and from time to time without the consent of any other person by filing a later signed written election with the Administrator; provided that any election made less than one (1) year prior to the Participant's voluntary termination of employment or retirement shall not be valid, and in such case payment shall be made in accordance with the Participant's prior election.

The amount of each installment shall be equal to the quotient obtained by dividing the Participant's Account balance as of the date of such installment payment by the number of installment payments remaining to be made to or in respect of such Participant at the time of calculation.

                  If a Participant fails to make an election in a timely manner as provided in this Section 6.4, distribution shall be made in cash in a lump sum.

                  Section 6.5. SPECIAL DISTRIBUTIONS. Notwithstanding any other provision of this Article VI, a Participant may elect to receive a distribution of part or all of his or her Account in one or more distributions if (and only if) the amount in the Participant's Account subject to such distribution is reduced by ten percent (10%). Any distribution made pursuant to such an election shall be made as soon as practicable following the date such election is submitted to the Administrator. The remaining ten percent (10%) of the portion of the electing Participant's Account subject to such distribution shall be forfeited.


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                  Section 6.6.  BENEFICIARY DESIGNATION. As used in the
Plan the term "Beneficiary" means:

                           (a) The person last designated as Beneficiary by
                  the Participant in a writing on a form prescribed by the Administrator;

                           (b) If there is no designated Beneficiary or if
                  the person so designated shall not survive the Participant, such Participant's spouse; or

                           (c) If no such designated Beneficiary and no such
                  spouse is living upon the death of a Participant, or if all such persons die prior to the full distribution of the Participant's Account balance, then the legal representative of the last survivor of the Participant and such persons, or, if the Administrator shall not receive notice of the appointment of any such legal representative within one year after such death, the heirs-at-law of such survivor shall be the Beneficiaries to whom the then remaining balance of the Participant's Account shall be distributed (in the proportions in which they would inherit his intestate personal property).

Any Beneficiary designation may be changed from time to time by the filing of a new form. No notice given under this Section shall be effective unless and until the Administrator actually receives such notice.

                  Section 6.7. FACILITY OF PAYMENT. Whenever and as often as any Participant or his Beneficiary entitled to payments hereunder shall be under a legal disability or, in the sole judgment of the Administrator, shall otherwise be unable to apply such payments to his own best interests and advantage, the Administrator in the exercise of its discretion may direct all or any portion of such payments to be made in any one or more of the following ways: (i) directly to him; (ii) to his legal guardian or conservator; or (iii) to his spouse or to any other person, to be expended for his benefit; and the decision of the Administrator, shall in each case be final and binding upon all persons in interest.

                  Section 6.8. HARDSHIP DISTRIBUTIONS. Upon a finding by the Administrator that a Participant has suffered a Financial Hardship, the Administrator may, in its sole discretion, distribute, or direct the Trustee to distribute, to the Participant an amount which does not exceed the amount required to meet the immediate financial needs created by the Financial Hardship and not reasonably available from other sources of the Participant; provided, however, that in no event shall any amount attributable to a Deferral Commitment be distributed less than


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six months after the date of the applicable Participation Agreement. No distributions pursuant to this Section 6.7 may be made in excess of the value of the Participant's Account at the time of such distribution. Notwithstanding the foregoing provisions of this Section 6.8, no distributions pursuant to this
Section 6.8 may be made to a Participant who is an Insider Participant.


             ARTICLE VII. ADMINISTRATION, AMENDMENT AND TERMINATION

                  Section 7.1. ADMINISTRATION. The Plan shall be administered by the Administrator. The Administrator shall have such powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, to construe and interpret, resolve any ambiguities in, and determine the amount and time of payment of any benefits under, the Plan. The Administrator may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be counsel to the Corporation. The Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided under the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. No member of the Administrator shall act in respect of his own Account. All decisions and determinations by the Administrator shall be final and binding on all parties. All decisions of the Administrator shall be made by the vote of the majority, including actions in writing taken without a meeting. All elections, notices and directions under the Plan by a Participant shall be made on such forms as the Administrator shall prescribe.

                  Section 7.2. PLAN ADMINISTRATOR. The Corporation shall be the "administrator" under the Plan for purposes of ERISA.

                  Section 7.3. AMENDMENT, TERMINATION AND WITHDRAWAL. The Plan may be amended from time to time or may be terminated at any time by the Board. No amendment or termination of the Plan, however, may adversely affect the amount or timing of payment of any person's benefits accrued under the Plan to the date of amendment or termination without such person's written consent.

                  Section 7.4. SUCCESSORS. The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Corporation expressly to assume and to agree to perform this Plan in the same manner and to the same extent the Corporation would be required to perform if no such succession had taken place. This Plan shall be binding upon and inure to the benefit of the Corporation and any successor of or to the Corporation, including


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without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Corporation whether by sale, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed the "Corporation" for the purposes of this Plan), and the heirs, beneficiaries, executors and administrators of each Participant.

                  Section 7.5. CLAIMS. The Administrator will provide to any Participant or Beneficiary whose claim for benefits under the Plan has been fully or partially denied a written notice setting forth (i) the specific reasons for such denial, (ii) a designation of any additional material or information required and (iii) an explanation of the Plan's claim review procedure. Such notice shall state that the Participant or Beneficiary is entitled to request a review in writing, by the Administrator, of the decision denying the claim. The claim will be reviewed by the Administrator who may, but need not, grant the claimant a hearing. On review, the claimant may have legal representation, examine pertinent documents and submit issues and comments in writing. The decision on review will be made within 120 days following the request, will be provided in writing to the claimant and will be final and binding on all parties concerned.

                  Section 7.6. EXPENSES. All expenses of the Plan shall be paid by the Corporation from funds other than those deemed invested in Investment Funds as provided in Section 5.3, except that the Investment Funds shall bear and be charged with actual or hypothetical expenses to the same extent that the corresponding investment fund in which assets are deemed to be invested bear and are charged with such expenses, as determined by the Administrator.


                     ARTICLE VIII. APPROVAL BY STOCKHOLDERS

                  Section 8.1. APPROVAL OF THE PLAN. The Plan shall be submitted for approval by the stockholders of the Corporation. If such approval has not been obtained by June 1, 1995, this Plan shall be nullified and all Deferral Commitments shall be rescinded and each Participant shall receive in cash the full amount of such Participant's Account balance without interest.


                            ARTICLE IX. MISCELLANEOUS

                  Section 9.1. NO GUARANTEE OF EMPLOYMENT. Nothing contained in the Plan shall be construed as a contract of employment between the Corporation and any Employee, or as a right of any Employee, to be continued in the employment of the Corporation, or as a limitation of the right of the Corporation to discharge any of its Employees, with or without cause.



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



                  Section 9.2. APPLICABLE LAW. All questions arising in respect of the Plan, including those pertaining to its validity, interpretation and administration, shall be governed, controlled and determined in accordance with the applicable provisions of federal law and, to the extent not preempted by federal law, the laws of the State of Ohio.

                  Section 9.3. INTERESTS NOT TRANSFERABLE. No person shall have any right to commute, encumber, pledge or dispose of any interest herein or right to receive payments hereunder, nor shall such interests or payments be subject to seizure, attachment or garnishment for the payments of any debts, judgments, alimony or separate maintenance obligations or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise, all payments and rights hereunder being expressly declared to be nonassignable and nontransferable.

                  Section 9.4. SEVERABILITY. Each section, subsection and lesser section of this Plan constitutes a separate and distinct undertaking, covenant and/or provision hereof. Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law. In the event that any provision of this Plan shall finally be determined to be unlawful, such provision shall be deemed severed from this Plan, but every other provision of this Plan shall remain in full force and effect, and in substitution for any such provision held unlawful, there shall be substituted a provision of similar import reflecting the original intention of the parties hereto to the extent permissible under law.

                  Section 9.5. WITHHOLDING OF TAXES. The Corporation may withhold or cause to be withheld from any amounts payable under this Plan all federal, state, local and other taxes as shall be legally required.

                  Section 9.6. TOP-HAT PLAN. The Plan is intended to be a plan which is unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Sections 201, 301 and 401 of ERISA, and therefore to be exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA. Accordingly, notwithstanding any other provision of the Plan, the Plan will terminate and no further benefits will accrue hereunder in the event it is determined by a court of competent jurisdiction or by an opinion of counsel based upon a change in law that the Plan constitutes an employee pension benefit plan within the meaning of
Section 3(2) of ERISA, which is not so exempt. In addition and notwithstanding any other provision of the Plan, in the absolute discretion of the Committee, the amount credited to each Participant's Account under the Plan as of the date of termination, which shall be an Accounting Date for purposes of the Plan, will be paid immediately to such Participant in a single lump sum cash payment.


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




                  IN WITNESS WHEREOF, The LTV Corporation has caused this instrument to be executed in its name as of the date first above written.

                                              THE LTV CORPORATION


                                              By:
                                                 -------------------------------

                                              Its:
                                                 -------------------------------

Attest:

------------------------------



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